UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

NUO THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No Fee Required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

8285 El Rio, Suite 190
Houston, TX 77054
(346) 396-4770

October 30, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 16, 2025

Stockholders of Nuo Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Nuo Therapeutics, Inc., a Delaware corporation (“Nuo”), will be held on December 16, 2025 at 9 a.m. Central Standard Time at Nuo’s principal executive office at 8285 El Rio, Suite 190, Houston, Texas to conduct the following business:

1.	To elect four directors to serve on Nuo’s Board of Directors, each to serve until Nuo’s next annual meeting of stockholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of MaloneBailey LLP as Nuo’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, on an advisory basis, the compensation of Nuo’s named executive officers; and

4.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 27, 2025 are entitled to notice of and to vote at the Annual Meeting adjournment or postponement thereof.

by Order of Nuo’s Board of Directors,

/s/ David E. Jorden
David E. Jorden
Chief Executive and Financial Officer, and Secretary October 30, 2025

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 16, 2025

This notice, the proxy statement, the proxy card, and Nuo’s annual report on Form 10-K are available online at https://materials.proxyvote.com/67059V

-i-

8285 El Rio, Suite 190
Houston, TX 77054
(346) 396-4770

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Nuo Therapeutics, Inc. (“Nuo,” the “Company,” “we,” “us,” or “our”) for use at Nuo’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 16, 2025 at 9 a.m. Central Standard Time at Nuo’s principal executive office at 8285 El Rio, Suite 190, Houston, Texas, 77054 and at any adjournments or postponements thereof.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply vote online as described on the proxy card or the Notice of Internet Availability.

This proxy statement and accompanying materials are first being sent or given to stockholders on approximately October 30, 2025.

Notice and Access

This year, for holders of record, we are using the “Notice and Access” method of posting the proxy materials online instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (our “Annual Report”), and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability, which has been mailed to our stockholders of record, provides instructions regarding how you may access or request all of the proxy materials by telephone or email. The Notice of Internet Availability also instructs you how to vote your shares online. If you prefer to receive a paper or email copy of the proxy materials, you should follow the instructions for requesting such materials printed on the Notice of Internet Availability.

If your shares are held by a brokerage firm or bank on your behalf in “street name”, you as beneficial owner should receive a voter instruction form that instructs you how to provide your broker or bank with voting instructions for your shares. Most brokers and banks enable beneficial owners to provide voting instructions via mail, online, or other means.

Questions and Answers about the Annual Meeting

What proposals will be addressed at the Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect four directors to serve on the Board, each to serve until Nuo’s next annual meeting of stockholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of MaloneBailey LLP as Nuo’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To hold an advisory vote on the compensation of Nuo’s named executive officers (the “say-on-pay” vote); and

4.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Who can vote?

You can vote at the Annual Meeting on all matters properly brought before the Annual Meeting if, as of the close of business on the record date, October 27, 2025, you were a holder of record of our common stock. Each share of our common stock is entitled to one vote on each matter presented at the Annual Meeting. As of October 27, 2025, there were 48,077,745 shares of our common stock issued and outstanding.

Who may attend the meeting?

Only stockholders as of the record date, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit showing your beneficial ownership of our common stock in order to be admitted to the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present at the Annual Meeting. In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares promptly. Voting your shares by proxy or online as described on the proxy card or the Notice of Internet Availability will not affect your right to attend the Annual Meeting and vote in person.

If you properly vote your shares and in time, your proxy (one of the individuals named on the proxy card) will vote your shares as you have directed. If you submit your vote online but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	FOR the election of the director nominees.

2.	FOR the ratification of the appointment of MaloneBailey LLP.

3.	FOR the approval of the compensation of Nuo’s named executive officers.

The Board knows of no matters to be presented for stockholder action at the Annual Meeting other than as set forth in this proxy statement. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof. In the event that other matters properly come before the Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if no recommendation is given, at the discretion of the proxy holder(s).

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name, you are a stockholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke or change my proxy?

If you give a proxy, you may change or revoke it at any time before your proxy is actually voted at the Annual Meeting:

•	by signing and delivering another proxy with a later date;

•	by giving written notice of such revocation to the Secretary of the Company prior to or at the Annual Meeting; or

•	by voting in person at the meeting.

What vote is required to approve each Proposal?

•

Proposal 1 (Election of Directors). A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee. Broker non-votes and abstentions will have no effect on this proposal.

•

Proposal 2 (Ratification of Auditors). The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

•

Proposal 3 (Advisory “Say-on-Pay” Vote). The affirmative vote of a majority of shares present, either by proxy or in person, and entitled to vote will approve this non-binding proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” Absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange and include the ratification of our independent registered public accounting firm.

Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Delaware, the Second Amended and Restated Certificate of Incorporation of Nuo Therapeutics. Inc., as amended (our “Certificate of Incorporation”), or our By-Laws, provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

How can I obtain additional information about Nuo?

Copies of our Annual Report as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2025 are include as part of our proxy materials. Copies will be furnished without charge to stockholders upon written request. Exhibits to our Annual Report will be provided upon written request. All written requests should be directed to: Nuo Therapeutics, Inc., c/o Secretary, 8285 El Rio, Suite 190, Houston, TX 77054. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Nuo, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Proxy Solicitation

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. We currently do not intend to employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods or by other electronic means of communication. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding appropriate proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

YOUR VOTE IS IMPORTANT.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING,

WE ENCOURAGE YOU TO VOTE YOUR SHARES

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of four directors: David E. Jorden, Paul D. Mintz, Scott M. Pittman, and C. Eric Winzer. The Compensation, Nominating and Governance Committee recommended, and the Board nominated and recommends, all of the current Board members for re-election at the Annual Meeting.

All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.

Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees. The director nominees, if elected, will serve until our next annual meeting of stockholders of the Company or until each successor is duly elected and qualified.

Biographical information with respect to the nominees and current directors, all of whom stand for re-election, is provided in the Board Matters and Corporate Governance section of this proxy statement.

Vote Required and Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at a Nuo annual meeting of stockholders at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal. The Board recommends a vote FOR election of each of the director nominees.

BOARD MATTERS AND CORPORATE GOVERNANCE

Composition of the Board

In accordance with our Certificate of Incorporation, the Board exclusively determines the number of directors that compose the Board. By resolution, the Board has fixed the size of the Board at four members.

Our Certificate of Incorporation provides that any vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy may serve for the remainder of that term, and until such director’s successor is elected and qualified.

Nominees and Directors

The identities and biographies of each director nominee are as follows:

Name	Age	Position

David E. Jorden	63	Chief Executive and Financial Officer, Secretary, and Director

Paul D. Mintz, MD	77	Director

Scott M. Pittman	67	Director

C. Eric Winzer	68	Director

David E. Jorden has been Chief Executive and Financial Officer of the Company since July 1, 2016 after serving as Acting Chief Executive Officer effective January 8, 2016 and Acting Chief Financial Officer effective May 2015. Mr. Jorden also serves as Secretary of the Company. He has served as a director since October 2008. Mr. Jorden is also presently serving since June 2013 as Chief Executive Officer for Nanospectra Biosciences, Inc., a private company developing nanoparticle directed photothermal ablation technology of solid tumors. From 2003 to 2008, he was with Morgan Stanley’s Private Wealth Management group where he was responsible for equity portfolio management. Prior to Morgan Stanley, Mr. Jorden served as Chief Financial Officer for Genometrix, Inc., a private genomics/life sciences company focused on high-throughput microarray applications. Mr. Jorden was previously a principal with Fayez Sarofim & Co. Mr. Jorden has a MBA from Northwestern University’s Kellogg School and a B.B.A. from University of Texas at Austin. He is a Chartered Financial Analyst and previously held a Certified Public Accountant designation.

Mr. Jorden was chosen to serve as a director of the Company in part because of his extensive financial experience, particularly in the life sciences industry. As our current Chief Executive and Financial Officer, he provides the Board with critical insight into our day-to-day operations.

Paul D. Mintz, MD has served as a director of the Company since April 7, 2017. Dr. Mintz is a consultant in the fields of transfusion medicine and other biotherapies. He most recently served as Senior Vice President and Chief Medical Officer of Verax Biomedical, Inc., (Verax Biomedical). Prior to joining Verax Biomedical in early 2016, Dr. Mintz served as Director, Division of Hematology Clinical Review, Office of Blood Research and Review, Center for Biologics Evaluation and Research of the U.S. Food and Drug Administration from 2011 to 2016. Prior to that, for more than 30 years, Dr. Mintz was a member of the faculty of the University of Virginia, School of Medicine, where he was a tenured Professor of Pathology and Internal Medicine. He also served as Vice-Chair of Pathology and Chief of the Division of Clinical Pathology, and as Medical Director of the Clinical Laboratories and Transfusion Medicine Services at the University of Virginia Health System. In addition, Dr. Mintz served as Co-Medical Director of Virginia Blood Services. He served as a director of Immucor, Inc. (BLUD) from 2009 to 2011. Dr. Mintz is a former President of the American Association of Blood Banks (now the Association for the Advancement of Blood and Biotherapies), or AABB, served on AABB’s Board of Directors for nine years, and chaired and was a member of numerous AABB committees. He has also served as a member of the Board of Trustees of the National Blood Foundation. A recipient of a Transfusion Medicine Academic Award from the National Heart, Lung and Blood Institute, Dr. Mintz was an inaugural inductee into the National Blood Foundation Hall of Fame. He has served as a member of the Medicare Coverage Advisory Committee of CMS. Dr. Mintz is author or co-author of more than 100 articles and editorials spanning clinical practice, blood safety and the evaluation of new transfusion medicine technologies and has designed and served as principal investigator for numerous clinical trials. He is the sole editor of the first three editions of Transfusion Therapy: Clinical Principles and Practice (AABB Press) and has served on several journal editorial boards. Dr. Mintz earned his BA with High Distinction in Philosophy from the University of Rochester and received his MD with Honors from the University of Rochester, School of Medicine.

Dr. Mintz was chosen to serve as a director of the Company based in part on his recognized expertise in clinical practice, his extensive involvement in transfusion medicine, transfusion-related clinical trials, and regulatory leadership experience.

Scott M. Pittman has served as a director of the Company since May 5, 2016. Mr. Pittman has over 30 years in hospital executive management. Since 2014, he has served in operational and business development roles for, and currently is Senior Vice President of, Buchanan General Hospital. Since 2010, he has been a Registered Representative with Calton & Associates. From 2001 to 2009, he was a hospital CEO with Adventist Health Systems. During 1989 to 2001, he was a hospital executive and system COO for Princeton Community Hospital Assoc. Mr. Pittman has developed several multi-million-dollar hospital and program service expansions, healthcare entity acquisitions and mergers, and served on state and regional health planning organizations. He is a magna cum laude graduate of Southwestern Adventist University with B.A. and B.S. Degrees in Business and Finance, and a Masters of Hospital Administration from Medical College of Virginia.

Mr. Pittman was chosen to serve as a director of the Company in part because of his extensive experience as a hospital administration executive.

C. Eric Winzer has served as director of the Company since January 30, 2009. Mr. Winzer has over 30 years of experience in addressing diverse financial issues including raising capital, financial reporting, investor relations, banking, taxation, mergers and acquisitions, financial planning and analysis, and accounting operations. Mr. Winzer was the Chief Financial Officer at Immunomic Therapeutics, Inc., a privately-held clinical stage biotechnology company, from May 2015 until his retirement in April 2025. From June 2009 to April 2015 Mr. Winzer served as the Principal Accounting Officer, Senior Vice President of Finance, and Chief Financial Officer for OpGen Inc. (OPGN), a precision medicine company that went public in May 2015. Before his tenure with OpGen Inc., Mr. Winzer held multiple executive positions at Avalon Pharmaceuticals, Inc. (AVRX) including serving as its Chief Financial Officer and Executive Vice President, Principal Accounting Officer, and Secretary. Before joining Avalon Pharmaceuticals, Mr. Winzer held numerous senior financial positions over twenty years at Life Technologies Corporation (LIFE) (now part of Thermo Fisher Scientific (TMO)) and its predecessor companies, Invitrogen (IVGN) and Life Technologies, Inc. (LTEK). From 1980 to 1986, Mr. Winzer held various financial positions at Genex Corporation. Since 2020, Mr. Winzer has served on the Board of Directors, including Chair of its Audit Committee, of Asbury Communities, a system of not-for-profit senior living communities in the Mid-Atlantic region. Mr. Winzer holds a B.A. in Economics and Business Administration from Western Maryland College (now McDaniel College) and an M.B.A. from Mount Saint Mary's University.

Mr. Winzer was chosen to serve as a director of the Company in part because of his executive experience in the life sciences industry and his substantial financial knowledge and expertise.

Leadership of the Board

The business of the Company is managed under the direction of the Board, which is elected by our stockholders. The basic responsibility of the Board is to lead the Company by exercising business judgment to act in what each director reasonably believes to be the best interests of the Company and our stockholders. Leadership is important to facilitate the ability of the Board to act effectively as a working group so that the Company and its performance may benefit. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company, while our Chief Executive and Financial Officer brings company-specific experience and expertise. The Board does not have a lead independent director. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board currently does not have a Chairman. The Board believes that its smaller size, and the smaller size of the Company, enable the Board to act cohesively without a Chairman.

Committees of the Board

The Board currently has two committees: the Audit Committee and the Compensation, Nominating and Governance Committee (the “CNG Committee”).

The Board has adopted written charters for each of the Audit Committee and the CNG Committee. Copies of the Audit Committee Charter and the CNG Committee Charter are available under “Company Information” in the Investors section of our website at www.nuot.com. Each of the committees has the authority under its respective charter to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Board has determined that each of our current directors, except for Mr. Jorden who serves as our Chief Executive and Financial Officer, meet applicable SEC and Nasdaq Stock Market rules and regulations regarding “independence” and are able to exercise independent judgment with respect to the Company. The Board also has determined that each director on the respective committee meets the independence requirements of each charter of the Audit Committee and the CNG Committee. The Board applies Nasdaq Stock Market corporate governance requirements and standards in determining director and committee independence.

Audit Committee. The Board has established an Audit Committee in accordance with section 3(a)(58)(A) of the Exchange Act. In 2022, 2023, and 2024, the Audit Committee met four, four, and five times, respectively. The Audit Committee currently is comprised of Mr. Winzer, Dr. Mintz, and Mr. Pittman. They each served as the members of the Audit Committee throughout 2022, 2023, and 2024. Mr. Winzer is Chairman of the Audit Committee. The Board has determined that Mr. Winzer is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K.

The purpose of the Audit Committee is to assist the Board in its general oversight of our financial reporting, internal controls and audit functions.

As described in its Charter, the Audit Committee’s duties and responsibilities include to:

•	review whether or not management has maintained the reliability and integrity of accounting policies and financial reporting and disclosure practices;

•	review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning;

•

review whether or not management has established and maintained processes to ensure compliance with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;

•	review the independent auditors’ qualifications and independence;

•	prepare a report of the Audit Committee for inclusion in the proxy statement for the annual meeting of stockholders; and

•	perform all other duties as the Board may from time to time designate.

Compensation, Nominating and Governance Committee. The CNG Committee was established in September 2022. Previously, its duties and responsibilities were separated into a Compensation Committee and a Nominating and Governance Committee. In 2022, the Compensation Committee met three times and the Nominating and Governance Committee did not meet. In 2022, 2023, and 2024, the CNG Committee met one, one, and three times, respectively.

The CNG Committee currently is comprised of Mr. Pittman, Dr. Mintz, and Mr. Winzer. They each served as members of the Compensation Committee and the Nominating and Governance Committee between January 2022 and September 2022 and as members of the CNG Committee from September 2022 through 2023 and 2024. Mr. Pittman is Chairman of the CNG Committee.

The purpose of the CNG Committee is to assist the Board in performing its responsibilities relating to compensation and benefits of our executive officers and directors, and to assist the Board in establishing criteria for director candidates, identifying individuals to serve as directors, recommending to the Board director nominees for election at the annual meeting of stockholders or to fill vacancies, and reviewing our overall corporate governance.

As described in its Charter, the CNG Committee’s duties and responsibilities include to:

•	review and approve all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

•

review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives;

•	review and approve salaries, incentive and equity awards for other executive officers;

•	review whether our compensation arrangements encourage excessive risk-taking and evaluate compensation policies and practices that could mitigate any such risk;

•	approve all employment, severance or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers;

•	review and approve incentive-based or equity-based compensation plans in which our executive officers or directors participate;

•	recommend to the Board nominees for election to, or to fill vacancies on, the Board;

•	consider any nominations of director candidates validly made by stockholders; and

•	review our Code of Conduct and Ethics periodically.

Stockholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our By-Laws. To make a nomination for director at an annual meeting of stockholders of the Company, a written nomination solicitation notice must be received by the Secretary of the Company at our principal executive office not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company

The written nomination solicitation notice must be in accordance with our By-Laws, which generally requests:

•	the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•

a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•	complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominee;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on the Board, and why the director nominee believes that he or she is qualified to serve;

•

a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•

such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and

•	the signed consent of each nominee to serve as a director if so elected.

Our By-Laws describe in more detail the written nomination process and notice. To date, the Secretary of the Company has not received any director nominations from our stockholders for the Annual Meeting.

In considering director candidates, the CNG Committee will consider a nominee’s experience, employment, background, independence and other relevant factors, and no one factor shall be determinative. The CNG Committee will seek to create a Board that is as a whole strong in its collective knowledge and diversity of skills and experiences. When it reviews a potential new candidate, the CNG Committee will look specifically at the candidate’s qualifications in light of the needs of the Board at that time. The CNG Committee will evaluate stockholder candidates in the same manner as candidates from all other sources. In evaluating candidates recommended by stockholders, the CNG Committee will consider the relationship of the submitting stockholder to the Company and the relationship of the nominee to the stockholder and to the Company.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees at the 2026 Annual Meeting of Stockholders must provide notice to the Secretary of the Company setting forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the 2025 Annual Meeting and otherwise comply with the requirements of 14a-19 under the Exchange Act.

Meetings of the Board

In 2022, 2023, and 2024, the Board met eight, four, and seven times, respectively. Each director attended at least 75% of the meetings of the Board meetings in 2022, 2023, and 2024.

Although we do not have a policy requiring their attendance, directors are encouraged to attend the annual meeting of stockholders. We last held an annual meeting of stockholders in 2022, at which all directors were in attendance in person or telephonically. All directors have indicated an intention to attend this year’s Annual Meeting, in person or telephonically.

Director Compensation

Effective May 1, 2019, concurrent with the Company’s decision to furlough its remaining employees, compensation to the members of the Board ceased. Accordingly, for approximately five years, our non-executive directors received no cash or non-cash compensation. In July 2024, the CNG Committee resumed granting non-cash compensation to our non-executive directors, with an award of 25,000 shares to each non-executive director and an additional 15,000 shares to each Chairman of a Board committee. In August 2025, the CNG Committee resumed awarding cash compensation to the non-executive directors, with a one-time cash fee of $15,000 to each non-executive director for the remainder of his 2025 service.

The following table sets forth, for the fiscal years ended December 31, 2024, 2023, and 2022, the cash and non-cash compensation of our non-executive directors.

		Fees Earned or	Option Equity
Name	Year	Paid in Cash	Awards (a)		Total

Paul D. Mintz	2024	$-	$5,418	(b)	$5,418
	2023	$-	$-		$-
	2022	$-	$-		$-

Scott M. Pittman	2024	$-	$8,669	(b)	$8,669
	2023	$-	$-		$-
	2022	$-	$-		$-

C. Eric Winzer	2024	$-	$8,669	(b)	$8,669
	2023	$-	$-		$-
	2022	$-	$-		$-

(a)

Represents the grant date fair value of common stock options issued during the fiscal year indicated, calculated in accordance with FASB ASC Topic 718. The fair value was estimated using the assumptions detailed in Note 2 - Liquidity and Summary of Significant Accounting Principles to the consolidated financial statements included in our Annual Report.

(b)

On July 17, 2024, the CNG Committee granted 25,000 options to Dr. Mintz and 40,000 options to Mr. Pittman and Mr. Winzer. The options fully vested on the one-year anniversary of the grant date with an exercise price of $0.33.

Communication with the Board

Stockholders, or anyone else wishing to contact the Board directly, may send a written communication to Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054. The Secretary of the Company will forward such correspondence only to the intended recipients, whether the entire Board or only an individual member of the Board. However, prior to forwarding any correspondence, the Secretary may review such correspondence and, at his discretion, may not forward certain items if deemed to be of a commercial nature or in bad faith.

Risk Oversight

Management continually monitors the material risks facing the Company. The Board is responsible for exercising oversight of management’s identification of, planning for, and managing these risks, which include financial, regulatory, competitive, and operational risks. The Board periodically reviews and considers the relevant risks faced by the Company.

Insider Trading Policy

We have adopted policies and procedures, including an Insider Trading Policy, governing the purchase, sale, and/or other dispositions of the Company’s securities applicable to our directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations. Our Insider Trading Policy, among other things, (a) prohibits our directors, officers, and employees, and related persons and entities, from trading in our securities and securities of certain other companies while in possession of material nonpublic information, (b) prohibits our directors, officers, and employees from disclosing material, nonpublic information about the Company to others who may trade on the basis of that information, and (c) requires that our directors, executive officers, and employees only transact in our securities during a specified window period, subject to limited exceptions. It is also our policy that the Company itself will not engage in transactions in our securities, except in compliance with applicable securities laws. A copy of our Insider Trading Policy is available under “Company Information” in the Investors section of our website at www.nuot.com.

Securities Hedging

Our Insider Trading Policy prohibits officers, directors and employees, or their designees, from engaging in hedging or monetization transactions, such as by purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting the economic risk of ownership in our common stock.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics applicable to all directors, officers and employees in accordance with Item 406 of Regulation S-K. A copy of this Code of Conduct and Ethics is available under “Company Information” in the Investors section of our website at www.nuot.com. We intend to disclose any amendments to, or waivers from, the Code of Conduct and Ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected MaloneBailey LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board is asking stockholders to ratify that selection. A representative of MaloneBailey is not expected to be present at the Annual Meeting.

Although ratification is not required by our By-Laws or otherwise, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of MaloneBailey for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee at its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company.

Current Principal Accountant

MaloneBailey has been the Company’s independent registered public accounting firm since June 7, 2024. During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through June 7, 2024, neither the Company nor anyone acting on its behalf consulted MaloneBailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Former Principal Accountant

Effective June 7, 2024, the Company dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. Marcum (and its predecessor firm GBH CPAs PC) had served as the Company’s independent public accountants since September 27, 2017. The decision to change accountants was made by the Audit Committee of the Board of Directors of the Company.

The reports of Marcum on the audits of the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that such report contained explanatory paragraphs in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through June 7, 2024, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements, or (ii) reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K except the material weaknesses discussed in the paragraph immediately below.

.

In connection with its audit of, and in the issuance of its reports on the Company’s consolidated financial statements for the years ended December 31, 2023 and 2022, Marcum advised and the Company’s management concurred with the following items to be material weaknesses in the effectiveness of the Company’s internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. The Company identified material weaknesses in that it had not hired and did not maintain a sufficient complement of accounting and financial reporting resources, and that the lack of sufficient accounting and financial reporting resources also prevented the Company from maintaining appropriately designed, and monitoring the effectiveness of internal control over financial reporting.

Principal Accountant Fees and Services

The following table presents fees for professional services rendered by the Company’s principal accountants for the fiscal years 2024 and 2023:

	2024	2023
Audit Fees (1)	$135,000	$155,000
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–

(1)

Audit fees represent fees accrued for annual professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, audit services provided in connection with statutory and regulatory filings for those years and fees related to non-routine SEC filings. In 2024, audit fees paid to Marcum totaled approximately $28,000 for review of the Company’s quarterly financial statements in early 2024 while MaloneBailey was paid approximately $106,000 subsequent to their June 2024 engagement.

Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Pursuant to its charter, the Audit Committee must pre-approve audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. The Audit Committee may, when appropriate, form and delegate authority to subcommittees consisting of one or more members of the Audit Committee, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

All audit services and permitted non-audit services were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends a vote FOR this Proposal 2.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Nuo Therapeutics, Inc. (the “Company”) assists the Board of Directors in its oversight of the Company’s accounting and financial reporting process and interacts directly with and evaluates the performance of the Company’s independent registered public accounting firm.

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024 with management and MaloneBailey LLP. The Audit Committee also has discussed with MaloneBailey LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from MaloneBailey LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding MaloneBailey LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with MaloneBailey LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

The Audit Committee: C. Eric Winzer Paul D. Mintz Scott M. Pittman

PROPOSAL 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Board has determined that we will hold a non-binding advisory “say-on-pay” vote every three years until the next required advisory vote on the frequency of such vote, which will occur no later than the 2028 Annual Meeting of Stockholders.

Our executive compensation program is intended to attract, motivate, and retain our executive officers, who are critical to our success. We believe our program should align the interests of our named executive officers with those of our stockholders and should reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

For the fiscal years ended December 31, 2024, 2023, and 2022, the CNG Committee believes the Company acted conservatively with respect to executive compensation. In particular, since the second quarter of 2022, our NEOs did not receive an increase in salaries nor did our NEOs receive cash bonuses.

The Board is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the rules of the Securities and Exchange Commission, including the executive compensation tables and any other related disclosure, is hereby approved.

Though this proposal calls for a non-binding advisory vote, the Board and the CNG Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends vote FOR the resolution approving the compensation of the Company’s named executive officers.

EXECUTIVE OFFICERS

We currently have two executive officers, David Jorden and Peter Clausen. Information about Mr. Jorden is set forth above under “Nominees and Directors” in the Board Matters and Corporate Governance section of this proxy statement. Information about Dr. Clausen is as follows:

Peter A. Clausen, age 59, has been the Chief Scientific and Operating Officer of the Company since January 1, 2022. He previously was appointed our Chief Scientific Officer on March 30, 2014 and served in that position until December 31, 2019. He originally joined the Company in September 2008 and has more than 20 years of experience in the biotechnology industry. Dr. Clausen served as a Senior Product manager within the orthobiologics division at Arthrex Inc. from March 2020 to October 2021 where he was responsible for the development and launch of autologous biologics used to treat inflammatory mediated connective tissue disease. Prior to originally joining the Company, he was a founding member and Vice President of Research and Development at Marligen Bioscience, where he developed and commercialized innovative genomic and protein analysis products for the life sciences market. Dr. Clausen was the Manager of New Purification Technologies at Life Technologies and the Invitrogen Corporation. He also has significant experience within the commercial biotechnology industry developing peptide and small molecule therapeutics for application in the areas of inflammatory mediated disease and stem cell transplantation. He completed his post-doctoral training at the Laboratory of Molecular Oncology at the National Cancer Institute where his research efforts focused in the areas of oncology, hematopoiesis, and gene therapy. Dr. Clausen earned Ph.D. in Biochemistry from Rush University in Chicago and a Bachelor of Science degree in Biochemistry from Beloit College.

EXECUTIVE COMPENSATION

This following table presents information regarding compensation paid to our named executive officers (“NEOs”) for the fiscal years ended December 31, 2024, 2023, and 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Option and Equity Awards (a)			All Other Compensation	Total

David E. Jorden	2024	$225,000		$-		$-		$-	$225,000
Chief Executive and	2023	$225,000	(b)	$-		$-		$-	$225,000
Financial Officer	2022	$168,750		$-		$1,786	(c)	$-	$170,536

Peter A. Clausen	2024	$210,000	(d)	$-		$-		$-	$210,000
Chief Scientific and	2023	$225,000		$-	$			$-	$225,000
Operating Officer	2022	$210,000	(e)	$-		$3,247	(f)	$-	$213,247

(a)

Represents the grant date fair value of common stock options issued during the fiscal year indicated, calculated in accordance with FASB ASC Topic 718. The option fair value was estimated using the assumptions detailed in Note 2 - Liquidity and Summary of Significant Accounting Principles to the consolidated financial statements included in our Annual Report.

(b)	Effective April 1, 2022, the Board established Mr. Jorden’s annual salary as $225,000.

(c)	On March 4, 2022, Mr. Jorden was granted 125,000 immediately exercisable options at an exercise price of $0.75.

(d)	Effective January 1, 2024, Dr. Clausen voluntarily reduced his salary by $15,000 to enable a salary increase for certain other Company employees.

(e)	Effective January 1, 2022, the Board established Dr. Clausen’s paid annual salary as $180,000 and subsequently adjusted his annual salary to $225,000 effective May 1, 2022.

(f)	On March 4, 2022, Dr. Clausen was granted 275,000 options at an exercise price of $0.75 of which one-third were immediately exercisable and the balance vesting quarterly over 3 years.

Employment Agreements

On May 9, 2022, the Company entered into an employment agreement effective April 1, 2022 with David Jorden, our Chief Executive and Financial Officer. The employment agreement initially provided for an annual base salary to Mr. Jorden of $225,000. The employment agreement also provides an annual bonus, as determined by the CNG Committee, of up to 50% of his base salary.

On May 9, 2022, the Company also entered into an employment agreement effective January 1, 2022 with Peter Clausen, our Chief Scientific Officer and Operating Officer. The employment agreement initially provided for an annual base salary effective as of May 1, 2022 to Dr. Clausen of $225,000. Effective January 1, 2024, Dr. Clausen voluntarily reduced his salary by $15,000 to enable a salary increase for certain other Company employees. Effective April 1, 2025, Dr. Clausen’s annual salary was reestablished at $225,000. The employment agreement also provides an annual bonus, as determined by the CNG Committee, of up to 50% of his base salary.

Effective as of October 1, 2025, the CNG Committee approved an increase in the annual base salary of Mr. Jorden and Dr. Clausen to $325,000 and $290,000, respectively. In approving the salary increases, the CNG Committee considered, among other factors, the improvement in our business and financial condition in 2025 compared to prior years.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2024.

	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration
Name	Exercisable		Unexercisable	Price	Date

David E. Jorden	162,500	(a)	-	$1.00	6/30/2026
	192,710	(b)	-	$0.40	8/08/2025
	125,000	(c)	-	$0.40	1/01/2026
	66,672	(d)	-	$0.50	3/03/2032
	125,000	(e)	-	$0.75	3/03/2032

Peter A. Clausen	183,853	(b)	-	$0.40	8/08/2025
	81,250	(c)	-	$0.40	12/31/2025
	43,228	(d)	-	$0.50	3/03/2032
	275,000	(f)	-	$0.75	3/03/2032

(a)	62,500 vested immediately upon the January 9, 2017 date of grant, 50,000 vested on March 31, 2017, and 50,000 vested on December 31, 2017.

(b)

Fully vested upon the August 9, 2018 date of grant in settlement of $77,083 and $73,541 of accrued compensation liabilities for Mr. Jorden and Dr. Clausen, respectively. These options were exercised by Mr. Jorden on August 1, 2025 and by Dr. Clausen on July 31, 2025.

(c)	Fully vested upon the March 4, 2022 date of grant in settlement of $50,000 and $32,500 of accrued compensation liabilities for Mr. Jorden and Dr. Clausen, respectively.

(d)	Fully vested upon the March 4, 2022 date of grant in settlement of $33,336 and $21,614 of accrued compensation liabilities for Mr. Jorden and Dr. Clausen, respectively.

(e)	Fully vested upon the March 4, 2022 date of grant.

(f)	One-third vested immediately upon the March 4, 2022 date of grant and the remainder vested quarterly over three years.

The Company does not provide any pension plans, pension benefits, or non-qualified deferred compensation.

Potential Payments Upon Termination or Change of Control

The May 9, 2022 employment agreements described above of each of Mr. Jorden and Dr. Clausen provides, upon certain circumstances, for a severance payment of twelve months of base salary as in effect at the time upon termination of services, including due to a change in control of the Company.

In addition, on August 9, 2024, the Company entered into Change in Control Agreements with four employees, including Mr. Jorden and Dr. Clausen. The Change in Control Agreements provide additional financial incentive to the employees to maximize stockholder value in connection with any future change in control transaction. Pursuant to the Change in Control Agreements, upon a change in control by which any person or group of persons becomes beneficial owner of at least 80% of the then outstanding voting securities of the Company or a sale of all or substantially all the assets of the Company, the employees will receive lump sum cash payments in the aggregate of up to $3,000,000 depending on the change in control acquisition value. In particular, for each of Mr. Jorden and Dr. Clausen, unless he does not significantly participate in effectuating the change in control, he will receive a payment of 0.15% of a change in control acquisition value between $40,000,000 and $60,000,000, approximately 0.35% of a change in control acquisition value between $60,000,001 and $85,000,000, or a maximum of $300,000 for a change in control acquisition value above $85,000,000. Acquisition value, including deductions, will be determined as described in the Change in Control Agreements. The Change in Control Agreements terminate on December 31, 2025, unless otherwise extended by the parties, and contains other customary provisions. The description of the Change in Control Agreements for Mr. Jorden and Dr. Clausen is qualified by reference to the full text of such agreements, copies of which are incorporated by reference as exhibits to our Annual Report.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K,  we are providing the following information about the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and average CAP to each of our other NEOs and the financial performance of the Company for the fiscal years ended December 31, 2024 and 2023, in each case calculated in a manner consistent with SEC rules. As a Smaller Reporting Company and providing this information in our first filing, we are permitted in accordance with SEC rules to omit certain pay versus performance disclosure.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (2)(3)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)	Investment Based Total Shareholder Return (4)	Income (loss) (in thousands)
2024	$225,000	$225,000	$210,000	$224,667	$93	$(2,324)
2023	$225,000	$225,000	$225,000	$144,029	$37	$(3,171)

(1)	The PEO reflected in these columns is David Jorden.

(2)

    CAP to our PEO and Non-PEO NEO is calculated based on the “Total Compensation” reported in the Summary Compensation Table (“SCT”) for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with SEC rules as follows.

PEO SCT Total to CAP Reconciliation:

			Additions to SCT Total (ii)
Year	SCT Total	Deductions from SCT Total (i)	Fair Value of Current Year Equity Awards	Change in Value of Prior Year Unvested Awards	Change in Value of Prior Year Vested Awards	CAP
2024	$225,000	$-	$-	$-	$-	$225,000
2023	$225,000	$-	$-	$-	$-	$225,000

Non-PEO SCT Total to CAP Reconciliation:

			Additions to SCT Total (ii)
Year	SCT Total	Deductions from SCT Total (i)	Fair Value of Current Year Equity Awards	Change in Value of Prior Year Unvested Awards	Change in Value of Prior Year Vested Awards	CAP
2024	$210,000	$-	$-	$8,403	$6,264	$224,667
2023	$225,000	$-	$-	$(67,986)	$(12,985)	$144,029

(i)

Represents the grant date fair value of common stock options issued during the fiscal year indicated, calculated in accordance with FASB ASC Topic 718. The fair value was estimated using the assumptions detailed in Note 2 - Liquidity and Summary of Significant Accounting Principles to the consolidated financial statements included in our Annual Report.

We did not report a change in pension value for any of the years reflected in this table because the Company does not maintain a defined benefit or actuarial pension plan and therefore a deduction from SCT related to such pension plans is not applicable.

(ii)

Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The fair value of common stock options issued during the fiscal year indicated, calculated in accordance with FASB ASC 718. The amounts shown in the table reflect the total fair value on the applicable year in the table, and do not necessarily reflect the actual value, if any, that may be realized by the PEO or the non-PEO, as applicable.

(3)	The non-PEOs reflected in these columns is Peter Clausen, our only non-PEO NEO.

(4)

Represents cumulative total return to holders of our common stock from December 31, 2022 through December 31, 2024, calculated from the fair value as of December 31, 2022 through and including the last day at the end of each applicable fiscal year in the table above for which the total shareholder return is being calculated. The total shareholder return for each investment assumes that $100 was invested in our common stock on December 31, 2022 through December 31, 2024, including reinvestment of any dividends (of which none were paid during such period).

Description of Relationship Between Financial Performance Measures and CAP

Compensation Actually Paid and Cumulative Total Shareholder Return

During 2023 and 2024, CAP to our PEO did not change while CAP to our only Non-PEO NEO increased by 64% due to a change in the value of previously issued but unexercised options. Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2022 decreased by 63% during 2023 and then increased by 150% during 2024, representing a cumulative decrease of 7% over two years.

Compensation Actually Paid and Net Loss

During 2023 and 2024, CAP to our PEO did not change while CAP to our only Non-PEO NEO increased by 64% due to a change in the value of previously issued but unexercised options. Over the same period, our net loss of $3.2 million for the fiscal year ended December 31, 2023 narrowed to a net loss of $2.3 million for the fiscal year ended December 31, 2024, representing an improvement of approximately 27%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of shares of our common stock as of October 27, 2025 indicated by (i) each director, (ii) each of our current executive officers, (iii) all directors and executive officers as a group, and (iv) principal stockholders known by the Company to be beneficial owners of more than five percent of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted, below, each named beneficial owner known to the Company has sole voting and investment power with respect to the shares listed. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options or warrants held by that person that are exercisable at the date indicated or within 60 days thereof are considered outstanding; however, these shares are not considered outstanding when computing the percentage ownership of any other person.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Class
Directors and Named Executive Officers
David E. Jorden (2)	2,625,927	5.4%
Paul D. Mintz (3)	262,801	*
Scott M. Pittman (4)	5,580,000	11.6%
C. Eric Winzer (5)	378,070	*
Peter A. Clausen (6)	1,173,106	2.4%
All Directors and Executive Officers as a Group (5 persons) (7)	10,019,904	20.2%
Principal Stockholders
Charles E. Sheedy (8)	11,574,198	24.1%
Boyalife Asset Holding II, Inc. (9)	4,900,000	10.2%
Paul Anthony Jacobs (10)	3,000,000	6.2%

*	Less than 1%
(1)	Based on 48,077,745 shares of our common stock outstanding.
(2)	Includes 479,172 shares issuable upon exercise of options.
(3)	Includes 195,416 shares issuable upon exercise of options.
(4)	Includes 180,000 shares issuable upon exercise of options.
(5)	Includes 260,416 shares issuable upon exercise of options.
(6)	Includes 399,578 shares issuable upon exercise of options.
(7)	Includes 1,514,582 shares issuable upon the exercise of options.
(8)

Based upon information available to the Company and information contained in a Schedule 13D/A filed with the SEC on July 5, 2022 with respect to the beneficial ownership of shares of our common stock as of July 5, 2022. According to such Schedule 13D/A, Mr. Sheedy shares voting and dispositive power with respect to 3,365 shares held in trusts for the benefit of Mr. Sheedy’s children. The mailing address of Mr. Sheedy is 6003 Pine Forest, Houston, TX 77057.

(9)

Based upon information available to the Company and information contained in a Schedule 13D/A filed with the SEC on September 21, 2017 with respect to the beneficial ownership of shares of our common stock as of September 11, 2017. The mailing address of Boyalife Asset Holding II, Inc. is 2711 Citrus Road, Sacramento, CA 95742.

(10)

Based upon information available to the Company and information contained in a Schedule 13G/A filed with the SEC on October 22, 2024 with respect to the beneficial ownership of shares of our common stock as of September 30, 2024. The mailing address of Mr. Jacobs is 5434 E. Lincoln Drive, Colonia Miramonte #28, Paradise Valley, AZ 85253.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of, which may, at a subsequent date, result in a change of control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2024 regarding the Company’s 2016 Omnibus Incentive Compensation Plan, as amended, which is the sole equity compensation plan of the Company.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	3,258,958	$0.61	773,333
Equity compensation plans not approved by security holders	—	$—	—
Total	3,258,958	$0.61	773,333

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Except as set forth below, we were not involved in any related person transactions since the beginning of 2023, and we are not involved in any related person transaction currently, that is required to be disclosed under Item 404(d) of Regulation S-K.

2023 Private Placements

On August 1, 2023, the Company entered into a Securities Purchase Agreement, dated as of July 26, 2023, with certain accredited investors for the sale of 517,500 shares of our common stock at a price of $2.00 per share for proceeds of $1,035,000 (the “August Private Placement”). The closing of the August Private Placement also occurred on August 1, 2023. The investors in the August Private Placement included Scott M. Pittman, a member of the Board, Peter A. Clausen, our Chief Scientific and Operating Officer, and Charles E. Sheedy, a principal stockholder of the Company. Messrs. Pittman, Clausen, and Sheedy invested $200,000, $50,000, and $125,000, respectively, in the August Private Placement.

On December 18, 2023, the Company entered into a Securities Purchase Agreement, dated as of December 7, 2023, with certain accredited investors for the sale of 1,925,000 shares of our common stock at a price of $0.50 per share for proceeds of $962,500 (the “December Private Placement”). The closing of the December Private Placement occurred on December 19, 2023. The investors in the December Private Placement included Scott M. Pittman, Peter A. Clausen, and Charles E. Sheedy. Messrs. Pittman, Clausen, and Sheedy invested $300,000, $10,000, and $75,000, respectively, in the December Private Placement.

2024 Private Placements

On May 17, 2024, the Company entered into a Securities Purchase Agreement, dated as of May 10, 2024, with certain accredited investors for the sale of 867,833 shares of our common stock at a price of $0.75 per share for proceeds of $650,875 (the “May Private Placement”). The closing of the May Private Placement occurred on May 20, 2024. The investors in the May Private Placement included Scott M. Pittman, a member of the Board, Peter A. Clausen, our Chief Scientific and Operating Officer, and Charles E. Sheedy, a principal stockholder of the Company. Messrs. Pittman, Clausen, and Sheedy invested $101,250, $11,250, and $75,000, respectively in the May Private Placement.

On September 18, 2024, the Company entered into a Securities Purchase Agreement, dated as of September 13, 2024, with certain accredited investors for the sale of 1,132,167 shares of our common stock at a price of $0.75 per share for proceeds of $849,125 (the “September Private Placement”). The closing of the September Private Placement occurred on September 19, 2024. The investors in the September Private Placement included Charles E. Sheedy, a principal stockholder of the Company. Mr. Sheedy invested $93,750 in the September Private Placement.

2025 Private Placement

On July 30, 2025, the Company entered into a Securities Purchase Agreement, dated as of July 25, 2025, with certain accredited investors for the sale of 527,612 shares of our common stock at a price of $1.50 per share for proceeds of $791,418 (the “July Private Placement”). The closing of the July Private Placement occurred on July 30, 2025. The investors in the July Private Placement included Scott M. Pittman, a member of the Board, and Charles E. Sheedy, a principal stockholder of the Company. Messrs. Pittman and Sheedy invested $5,919 and $200,000, respectively in the July Private Placement.

Director Independence

The Board has chosen to apply Nasdaq Stock Market corporate governance requirements and standards in determining director independence. The Board has determined that all of its current directors meet such independence requirements with the exception of Mr. Jorden, who serves as our Chief Executive and Financial Officer.

ADDITIONAL INFORMATION

Annual Report

On April 1, 2025, we filed with the SEC our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. A copy of our Annual Report is being made available to all stockholders along with this proxy statement. The Notice of Internet Availability provided to stockholders of record contains instructions on how to access this proxy statement and our Annual Report. The Notice of Internet Availability also contains instructions as to how to obtain a paper or email copy of the proxy materials.

Our filings with the SEC are accessible under “SEC Filings” in the Investors section of our website at www.nuot.com. The information contained on our website is not part of and is not incorporated by reference into this proxy statement.

We will provide without charge to any person solicited hereby, upon the written request of any such person, a copy of our Annual Report. Requests should be directed to the Secretary of the Company at our principal executive office at Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054.

Cautionary Note on Forward-Looking Statements

Some of the information in this proxy statement contains “forward-looking statements”. Forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements, and may contain the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “the facts suggest,” “will,” “will be,” “will continue,” “will likely result,” “could,” “may” and words of similar import. These statements reflect the Company’s current view of future events and are subject to certain risks and uncertainties as noted in our filings with the SEC, including our Annual Report filed on April 1, 2025 as well as our quarterly reports on Form 10-Q and current reports on Forms 8-K.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements. In addition to the risks identified in the above filings, new risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business, or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

The Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Stockholder Proposals

From time to time, stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders of the Company. To be included in the proxy statement for the 2026 Annual Meeting of Stockholders, proposals must be received by us no later than July 2, 2026 and otherwise must comply with SEC rules governing inclusion of such proposals. However, if the Company changes the date of the 2026 Annual Meeting of Stockholders by more than 30 days from the date of this year’s Annual Meeting, the Company will announce the new deadline for proposals in our annual report on 10-K, a quarterly report on 10-Q, or a current report on Form 8-K. Any proposal received after July 2, 2026 (or such date set forth in the Company’s SEC reports) will be untimely, in accordance with SEC rules.

Matters (other than nominations of candidates for election as directors) may be brought before the meeting by stockholders only by complying with the procedure set forth in our By-Laws, which in summary requires notice in writing to the Secretary of the Company be delivered or mailed to, and received at, our principal executive office not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Each such stockholder notice must be in accordance with our By-Laws, which generally requests: (a) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (c) the class and number of shares of our common stock which are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to applicable SEC rules. Our By-Laws describe in more detail the advance notice for business process and notice. For information regarding nominating candidates for election as directors, refer to description under “Committees of the Board” in the Board Matters and Corporate Governance section above.

Householding

Record owners of our common stock who share a single address may receive only one copy of the proxy card or the Notice of Internet Availability unless the Company has received contrary instructions from one or more of such owners. This practice, known as “householding,” is designed to reduce printing and mailing costs.

We undertake to deliver promptly upon written or oral request to us at the address or telephone number listed below a separate copy of such notice to a stockholder at a shared address to which a single copy of the notice was delivered. If multiple stockholders sharing an address have received one copy of the proxy card or Notice of Internet Availability and would prefer us to mail each stockholder a separate copy of future mailings, they may notify us at the address or telephone number listed below. Additionally, if current stockholders with a shared address wish to receive a separate copy of this proxy statement, or if the stockholder received multiple copies of this proxy statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices as follows: Secretary, Nuo Therapeutics, Inc., 8285 El Rio, Suite 190, Houston, TX 77054, or by telephone request at (346) 396-4770 or by contacting our transfer agent, Vstock Transfer LLC at (212) 828-8436.

* * *

By Order of the Board of Directors

/s/ David E. Jorden
Houston, Texas	David E. Jorden
October 30, 2025	Chief Executive and Financial Officer, and Secretary

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. (Eastern Time) December 15, 2025.

CONTROL #

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on December 16, 2025 at 9:00 a.m. Central Standard Time, at our principal executive offices at 8285 El Rio, Suite 190, Houston, Texas 77054.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

ANNUAL MEETING OF STOCKHOLDERS OF NUO THERAPEUTICS, INC.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3.

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 David E. Jorden 02 Paul D. Mintz 03 Scott M. Pittman 04 Eric Winzer

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date **Signature** **Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signed is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

NUO THERAPEUTICS, INC.
Annual Meeting of Stockholders to be held on
December 16, 2025, 9:00 A.M. (Central Standard Time)

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the Notice of Meeting dated October 30, 2025 and related proxy statement furnished by the Board of Directors of Nuo Therapeutics, Inc. ("Nuo" or the "Company"), and revoking all prior proxies, hereby appoints David E. Jorden and Peter A. Clausen, or either of them, as proxies, each with full power of substitution and resubstitution, to represent and vote as designated on the reverse side, all the shares of stock of the Company held of record by the undersigned as of October 27, 2025, at the Annual Meeting of Stockholders to be held at the Company's offices at 8285 El Rio, Suite 190, Houston, Texas, 77054 on December 16, 2025, or any adjournment or postponement thereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and FOR the approval of the compensation of named executive officers.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)